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                                                                   Exhibit 10.17

                                                                  Execution Copy




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                                LOAN AGREEMENT


                                    between


                                 CHARLES ZHANG

                                  as Borrower

                                      and

                                 SOHU.COM INC.

                                   as Lender





                           Dated as of June __, 2000

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                                TABLE OF CONTENTS


                             ARTICLE I DEFINITIONS

SECTION 1.01. Definitions ...................................................  1
SECTION 1.02. Interpretation ................................................  2

                    ARTICLE II AMOUNT AND TERMS OF THE LOAN

SECTION 2.01. The Loan ......................................................  2
SECTION 2.02. Method of Borrowing ...........................................  2
SECTION 2.03. Maturity; Repayment ...........................................  2
SECTION 2.04. Interest ......................................................  3
SECTION 2.05. Waiver ........................................................  3

                  ARTICLE III REPRESENTATIONS AND WARRANTIES

SECTION 3.01. Borrower ......................................................  3

                             ARTICLE IV CONDITIONS

SECTION 4.01. Lender ........................................................  3

                              ARTICLE V COVENANTS

SECTION 5.01. Borrower ......................................................  4

                         ARTICLE VI EVENTS OF DEFAULT

SECTION 6.01. Events of Default .............................................  5

                        ARTICLE VII PLEDGE AND SECURITY

SECTION 7.01. Grant of Security Interest ....................................  5
SECTION 7.02. The Lender's Appointment as Attorney-in-Fact ..................  6

                          ARTICLE VIII MISCELLANEOUS

SECTION 8.01. Illegality ....................................................  6
SECTION 8.02. Notices .......................................................  6
SECTION 8.03. Foreign Exchange Restrictions .................................  7
SECTION 8.04. Miscellaneous; Expenses; Indemnification ......................  8

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SECTION 8.05. Successors and Assigns ........................................  8
SECTION 8.06. Governing Law .................................................  8
SECTION 8.07. Headings ......................................................  8
SECTION 8.08. Entire Agreement ..............................................  8
SECTION 8.09. Counterparts ..................................................  8
SECTION 8.10. Waiver of Sovereign Immunity ..................................  9
SECTION 8.11. Use of English Language .......................................  9


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     LOAN AGREEMENT (the "Agreement"), dated June __, 2000, between CHARLES
ZHANG, a citizen of the People's Republic of China (the "Borrower"), and SOHU.COM INC., a corporation organized under the laws of the state of Delaware (the "Lender").


                                   RECITALS
                                   --------

     WHEREAS, the Borrower and the Lender desire to enter into a loan agreement for the sole purpose of assisting the Borrower to make additional capital contributions into Beijing Sohu Online Internet Services, Ltd., a company organized under the laws of the People's Republic of China ("Beijing Sohu"); and

     WHEREAS, the Borrower has entered into an Option Agreement, dated as of June __, 2000 (the "Option Agreement"), with Sohu ITC Information Technology (Beijing) Co., Ltd., a company organized under the laws of the People's Republic of China ("Beijing ITC").

     NOW, THEREFORE, the Borrower and the Lender agree as follows:


                                   ARTICLE I

                                  DEFINITIONS

     SECTION 1.01. Definitions. The following terms have the meaning assigned to them below or in the Sections of this Agreement indicated below:

     "Borrower" has the meaning assigned to it in the Preamble.

     "Business Day" means any day except Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to be closed.

     "Event of Default" has the meaning set forth in Section 6.01(a).

     "Lender" has the meaning assigned to it in the Preamble.

     "Loan Date" has the meaning assigned to it in Section 2.02.

     "Maturity Date" means the date of the tenth anniversary of the date of this Agreement, or such other date as may be specified in any notice from the Lender to the Borrower setting forth the maturity date of the Loan hereunder; provided that any Maturity Date which would otherwise be a day which is not a Business Day shall be extended to the next succeeding Business Day.

     SECTION 1.02. Interpretation. For all purposes of this Agreement and the Appendices
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hereto, except as otherwise expressly provided or unless the context otherwise requires:

     (a) the terms defined in Section 1.01 have the meanings assigned to them in Section 1.01 and include the plural as well as the singular and vice-versa;

     (b)  words importing gender include all genders;

     (c) any reference to an "Article" or "Section" refers to an Article or Section of, as the case may be, this Agreement; and

     (d) all references to this Agreement and the words "herein", "hereof", "hereto" and "hereunder" and other words of similar import refer to this Agreement as a whole, as it may be amended from time to time, and not to any particular Article, Section or other subdivision.


                                  ARTICLE II

                         AMOUNT AND TERMS OF THE LOAN

     SECTION 2.01. The Loan. The Lender agrees, subject to the terms and conditions of this Agreement, to extend a loan to the Borrower (the "Loan") which the Borrower reasonably requires for the purposes specified in the Recitals above upon request by the Borrower to the Lender. The principal amount of the Loan shall not exceed U.S.$176,000. The Loan shall not be revolving in nature and amounts repaid may not be reborrowed. The commitment of the Lender to make the Loan shall terminate at the close of business on the Maturity Date.

     SECTION 2.02. Method of Borrowing. At least 10 Business Days prior to the date on which the Loan is required, the Borrower shall deliver to the Lender a notice setting forth: (a) the amount of such Loan requested and (b) the date the requested amount is to be made available to the Borrower (the "Loan Date"), provided, however, if the Loan Date does not fall on a Business Day, such Loan Date shall be deemed to fall on the Business Day immediately following such Loan Date. On the Loan Date, the Lender shall make available to the Borrower by the close of business (Beijing time) on such Loan Date the full amount of the Loan requested by wire transfer of immediately available funds in United States dollars to an account designated by the Borrower.

     SECTION 2.03. Maturity; Repayment. Any outstanding amount of the Loan and any other moneys owing under this Agreement, if any, shall become due and payable by the Borrower on demand from the Lender. Any proceeds from the exercise of the option pursuant to the Option Agreement shall be applied towards the partial repayment of the Loan. Notwithstanding the foregoing, any outstanding amount of the Loan and any other moneys owing under this Agreement, if any, shall become due and payable by the Borrower to the Lender on the Maturity

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Date.

     SECTION 2.04. Interest. The Loan shall not bear any interest.

     SECTION 2.05. Waiver. No provision set forth in this Article II shall be waived without the approval of the board of directors of the Lender.


                                  ARTICLE III

                        REPRESENTATIONS AND WARRANTIES

     SECTION 3.01. Borrower. The Borrower hereby represents and warrants to the Lender that:

     (a) The Borrower is duly authorized to enter into and perform this Agreement and to borrow hereunder and this Agreement constitutes a valid and enforceable agreement of the Borrower; and

     (b)  Except for the security interest granted to the Lender pursuant to
          Section 7.01, the Borrower is the sole owner of each item of the Collateral specified in Section 7.01 in which it purports to grant a security interest hereunder, having good and marketable title thereto, free and clear of any and all liens.


                                   ARTICLE IV

                                   CONDITIONS

     SECTION 4.01. Lender. The obligation of the Lender to extend the Loan hereunder is subject to the conditions precedent that (a) immediately after the extension of any Loan, no Event of Default (as defined in Section 6.01) or any event or condition which with the giving of notice or lapse of time, or both, would become an Event of Default shall have occurred and be continuing, (b) the representations and warranties contained in this Agreement are true on and as of the Loan Date with the same force and effect as if made on and as of such date and (c) the Lender shall be satisfied as of each Loan Date that the Borrower intends to use the proceeds of such Loan for the purposes set forth in the Recitals above.


                                   ARTICLE V

                                   COVENANTS


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     SECTION 5.01. Borrower. So long as the commitment to make the Loan hereunder shall be in effect or any amount of the Loan is outstanding, unless compliance shall conflict with any provision of the Option Agreement or compliance shall have been waived in writing by the Lender after approval by the board of directors of the Lender, the Borrower agrees that:

     (a) The Borrower shall use the proceeds of the Loan exclusively for the purchase of shares of Beijing Sohu, and the actual use of the proceeds shall be certified to the Lender by the Lender's independent public auditors;

     (b) The Borrower shall not seek any additional loans from any person or entity other than the Lender for the purchase of shares of Beijing Sohu;

     (c) The Borrower shall not offer, sell, contract to sell, pledge, make any short sale or otherwise dispose of any shares of Beijing Sohu, or any options or warrants to purchase any of the Borrower's right, title or interest in shares of Beijing Sohu, whether now owned or hereinafter acquired by the Borrower, to any person or entity other than the Lender;

     (d) The Borrower shall comply in all material respects with all applicable laws, ordinances, rules, regulations and requirements of governmental authorities except where the necessity of compliance therewith is contested in good faith by appropriate proceedings and with respect to which adequate reserves have been established; and

     (e) The Borrower shall promptly give notice in writing to the Lender of all litigation, arbitral proceedings and regulatory proceedings affecting the Borrower or the property of the Borrower.


                                  ARTICLE VI

                               EVENTS OF DEFAULT

     SECTION 6.01. Events of Default. If any of the following events (each an "Event of Default") shall occur and be continuing: (a) the Borrower shall fail to make payment required by Section 2.03 when due; (b) any representation or warranty made by the Borrower in this Agreement shall prove to have been incorrect in any material respect when made; (c) the Borrower shall fail to observe or perform any covenant contained in Article V; (d) the Borrower shall cease, for any reason, to be an employee of the Lender or Beijing ITC; (e) the Borrower shall fail to make any payment in respect of any indebtedness for borrowed money when due or within any applicable grace period, or any event or condition shall occur which results in the acceleration of the maturity of any indebtedness for borrowed money of the Borrower or enables (or, with the giving of notice or lapse of time, or both, would enable) the holder of such

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indebtedness for borrowed money or any person acting on such holder's behalf to accelerate the maturity thereof; (f) the Borrower shall become insolvent (however such insolvency may be evidenced) or proceedings are instituted by or against the Borrower under any bankruptcy, reorganization, suspension of payments or insolvency law or other law for the relief of debtors; (g) a judgment, decision or order for the payment of money shall be rendered by a court of law, arbitral authority or regulatory agency against the Borrower and such judgment, decision or order shall remain unstayed and unpaid for a period of 10 days; or (h) the validity of this Agreement or the ability of the Borrower hereunder to perform in accordance with the terms thereof shall be contested by the Borrower or the Borrower shall deny liability under this Agreement or any provision of this Agreement shall for any reason be invalid, ineffective or unenforceable, then, in the case of occurrence of any of the Events of Default specified above, the Lender may, by written notice to the Borrower, declare the Loan outstanding hereunder to be forthwith due and payable, whereupon the same shall become forthwith due and payable, without demand, protest, presentment, notice of dishonor or any other notice or demand whatsoever, all of which are hereby waived by the Borrower; provided, that in the case of the Event of Default specified in Section 6.01(f) with respect to the Borrower, without any notice to the Borrower or any other act of the Lender, the Loan outstanding shall become forthwith due and payable without demand, protest, presentment, notice of dishonor or any other notice or demand whatsoever, all of which are hereby waived by the Borrower.


                                  ARTICLE VII

                              PLEDGE AND SECURITY

     SECTION 7.01. Grant of Security Interest. As collateral security (the "Collateral") for the prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of all of the unpaid principal amount of the Loan and to induce the Lender to enter into this Agreement and make the Loan, the Borrower hereby assigns, conveys, mortgages, pledges, hypothecates, grants, transfers and sets over to the Lender a first security interest in all of the Borrower's right, title and interest, whether now owned or hereafter acquired by the Borrower, in the shares of Beijing Sohu.

     SECTION 7.02. The Lender's Appointment as Attorney-in-Fact. Upon the occurrence of and during the continuation of an Event of Default, the Lender or its nominee, on the Lender's behalf, may thereafter exercise (A) all voting and other rights pertaining to the Collateral and (B) any and all rights and privileges pertaining to the Collateral as if it were the absolute owner thereof, all without liability except to account for property actually received by it, but the Lender shall have no duty to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing. The Borrower hereby irrevocably constitutes and appoints the Lender and each officer of the Lender and each agent designated by any such officer, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Borrower and in the name of the Borrower or in its

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own name, from time to time in the Lender's discretion, for the purpose of exercising such rights. The Borrower hereby ratifies, to the extent permitted by law, all that said attorneys shall lawfully do or cause to be done by virtue hereof. The power of attorney granted pursuant to this Section 7.02 is a power coupled with an interest and shall be irrevocable until all of the unpaid principal amount of the Loan and all fees and other amounts owed by the Borrower under this Agreement are indefeasibly paid in full.


                                 ARTICLE VIII

                                 MISCELLANEOUS

     SECTION 8.01. Illegality. If it shall become unlawful for the Lender to continue to maintain any Loan or to make any Loan hereunder, then upon receipt of notice to such effect by the Borrower from the Lender, the Lender's obligation to make the Loan hereunder shall be suspended and the Borrower shall repay the Loan in full.

     SECTION 8.02. Notices. All notices, requests and other communications to the Lender or to the Borrower hereunder shall be in writing (including facsimile or similar writing and overnight express mail or courier delivery, but excluding ordinary mail delivery) and shall be given to the addresses stated below.

     If to the Borrower:      Charles Zhang
                              (PRC passport number:  2729176)
                              Hui Hao Ge Apartments
                              Henderson Centre
                              18 Jianguomen Nei Avenue
                              Beijing 100005
                              People's Republic of China
                              Telephone:  (86-10) 6510-2158
                              Facsimile:   (86-10) 6510-2159

     If to the Lender:        Sohu.com Inc.
                              7 Jianguomen Nei Avenue
                              Suite 1519, Tower 2
                              Bright China Chang An Building
                              Beijing 100005
                              People's Republic of China
                              Attention:  Thomas Gurnee
                              Telephone:  (86-10) 6510-2571
                              Facsimile:   (86-10) 6510-2572

                              With a copy to:

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

                              Sullivan & Cromwell
                              28th Floor
                              9 Queen's Road Central
                              Hong Kong
                              Attention:  Chun Wei
                              Telephone:  (852) 2826-8688
                              Facsimile:   (852) 2522-2280

or to such other address or facsimile number as either party may hereafter specify for the purpose by notice to the other party in the manner provided in this Section 8.02. All such notices, requests and other communications shall be deemed received (a) if given by facsimile transmission, when transmitted to the facsimile number specified in this Section 8.02 and confirmation of receipt is received and (b) if given by overnight express mail or courier delivery or any other means permitted by this Section 8.02, when received; provided, that if the date of receipt hereunder is not a business day in the place of receipt, the notice, request or communication shall be deemed not to have been received until the next succeeding business day in the place of receipt.

     SECTION 8.03. Foreign Exchange Restrictions. All amounts payable by the Borrower hereunder shall be paid in United States dollars. If, as a result of foreign exchange restrictions in the People's Republic of China, it becomes illegal for the Borrower to make any payment referred to in this Agreement to the Lender in United States dollars, then the Borrower shall make such payment in any other currency which is still permitted for such purposes. The Lender, in its absolute discretion, may stipulate payment in any of these permitted currencies. The amount of the payment in such circumstances shall be the amount which is sufficient when fully converted in any foreign currency market in New York or any other place in the world chosen by the Lender in its absolute discretion to purchase the required amount in United States dollars, free and clear of all costs, expenses and commissions.

     SECTION 8.04. Miscellaneous; Expenses; Indemnification. The provisions of this Agreement may not be waived, modified or amended except by an instrument in writing signed by the party to be charged with such waiver, modification or amendment and, if such party to be charged is the Lender, with the approval of the board of directors of the Lender. No failure or delay on the part of the Lender in exercising any of its powers or rights hereunder, nor partial or single exercise thereof, shall constitute a waiver thereof or shall preclude any other future exercise of any other power or right. The Borrower shall pay all stamp, documentary or other taxes and out-of-pocket expenses and internal charges of the Lender (including fees and disbursements of counsel and time charges of attorneys who may be employees of the Lender) in connection with any payment made hereunder and in connection with the preparation of this Agreement and in connection with any Event of Default and collection or other enforcement proceedings resulting therefrom. The Borrower agrees to indemnify the Lender and hold the Lender harmless from and against any and all liabilities, losses, damages, costs and expenses of


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any kind (including, without limitation, the actual fees and disbursements of counsel for the Lender in connection with any investigative, administrative or judicial proceeding, whether or not the Lender shall be designated as a party thereto) which may be incurred by the Lender relating to or arising out of this Agreement or the use of the proceeds of the Loan.

     SECTION 8.05. Successors and Assigns. This Agreement shall be binding upon the parties hereto and their respective successors and assigns. Neither party may assign or otherwise transfer its or his rights or obligations under this Agreement without the prior written consent of the other party.

     SECTION 8.06. Governing Law. This Agreement shall be governed by the laws of the State of Delaware, without regard to the conflict of laws rules thereof. The parties hereby consent to exclusive jurisdiction and venue for any action arising out of this Agreement in the Chancery Court of the State of Delaware for New Castle County or the Federal District Court for the District of Delaware.

     SECTION 8.07. Headings. Headings are for ease of reference only and shall not form a part of this Agreement.

     SECTION 8.08. Entire Agreement. This Agreement, including any appendices hereto, constitutes the entire agreement between the parties hereto with respect to the subject matter hereof, and supersedes all other prior agreements or undertakings with respect to the subject matter hereof, both written and oral.

     SECTION 8.09. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be deemed an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

     SECTION 8.10. Waiver of Sovereign Immunity. To the extent that the Borrower has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid or execution or otherwise) with respect to himself or his property, the Borrower hereby irrevocably waives such immunity in respect of his obligations under this Agreement to the extent permitted by applicable law and, without limiting the generality of the foregoing, agrees that the waivers set forth in this Section 8.10 shall have the effect to the fullest extent permitted under the Foreign Sovereign Immunities Act of 1976 of the United States of America and are intended to be irrevocable for the purposes of such Act.

     SECTION 8.11. Use of English Language. This Agreement has been executed and delivered in the English language. Any translation of this Agreement into another language shall have no interpretive effect. All documents or notices to be delivered pursuant to or in connection with this Agreement shall be in the English language or, if any such document or notice is not in

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the English language, accompanied by an English translation thereof, and the
English language version of any such document or notice shall control for purposes hereof.



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     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first written above.


                                 CHARLES ZHANG



                                 By
                                   -----------------------------------


                                 SOHU.COM INC.



                                 By
                                   -----------------------------------
                                   Name:
                                   Title:


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